                                                                    EXHIBIT 99.1


                          $750,000,000 (APPROXIMATE)
            CERTIFICATES FOR HOME IMPROVEMENT AND HOME EQUITY LOANS
                                 SERIES 1997-D

              INFORMATION REGARDING CERTAIN ADDITIONAL CONTRACTS

Set forth below is information regarding home improvement loan contracts and fixed-rate home equity loan contracts to be transferred to the Trust or identified for inclusion in the Trust on the Closing Date. The information below relates to both the Initial Contracts described in the Prospectus Supplement dated August 27, 1997 and certain of the Additional Contracts. Approximately $150,000,000 of Home Improvement Contracts and approximately $450,000,000 of Home Equity Contracts by Cut-off Date principal balance will be transferred to the Trust or identified for inclusion in the Trust on the Closing Date. There will be no Additional Adjustable Rate Home Equity Contracts added to the Contract Pool. Unless otherwise defined herein, all capitalized terms have the meanings set forth in the Prospectus Supplement.

    GEOGRAPHICAL DISTRIBUTION OF MORTGAGED PROPERTIES--INITIAL AND CERTAIN
                     ADDITIONAL HOME IMPROVEMENT CONTRACTS

                                                                                 % of
                                                                               Sub-Pool
                                              % of                               HI by
                                         Sub-Pool HI by  Aggregate Principal  Outstanding
                            Number of       Number of          Balance         Principal
                         Contracts as of  Contracts as    Outstanding as of  Balance as of
                          Cut-off Date   of Cut-off Date    Cut-off Date     Cut-off Date
                         --------------- --------------- ------------------- -------------
Alabama.................         95            1.19%      $  1,488,284.97         1.02%
Alaska..................          4             .05             93,050.00          .06
Arizona.................        513            6.42         10,287,435.61         7.07
Arkansas................         90            1.13          1,398,199.25          .96
California..............      1,251           15.68         32,855,834.13        22.60
Colorado................        317            3.98          4,107,601.02         2.82
Connecticut.............        209            2.62          3,107,733.52         2.14
Delaware................         34             .43            587,870.79          .40
District of Columbia....         12             .15            245,784.05          .17
Florida.................        447            5.61          8,096,073.24         5.57
Georgia.................         68             .85          1,078,729.77          .74
Idaho...................         16             .20            213,221.16          .15
Illinois................        238            2.98          3,684,450.61         2.53
Indiana.................        127            1.59          1,883,592.57         1.30
Iowa....................         38             .48            436,080.10          .30
Kansas..................         75             .94          1,059,911.92          .73
Kentucky................         34             .43            480,071.72          .33
Louisiana...............         55             .69            977,085.03          .67
Maine...................        105            1.32          1,489,777.60         1.02
Maryland................        156            1.96          2,978,994.70         2.05
Massachusetts...........        127            1.59          2,017,584.64         1.39
Michigan................        404            5.07          7,044,022.25         4.84
Minnesota...............         88            1.10          1,108,749.50          .76
Mississippi.............         28             .35            491,440.19          .34
Missouri................        227            2.85          3,423,615.00         2.35
Montana.................         18             .23            200,455.15          .14
Nebraska................         13             .16            135,924.92          .09
Nevada..................        149            1.87          3,602,916.09         2.48
New Hampshire...........         47             .59            760,948.10          .52
New Jersey..............        458            5.74          8,136,911.21         5.59
New Mexico..............         47             .59          1,092,143.46          .75
New York................        504            6.31          8,779,882.51         6.04
North Carolina..........        114            1.43          1,833,062.38         1.26
North Dakota............          6             .08            106,704.17          .07
Ohio....................        207            2.60          2,770,667.35         1.91
Oklahoma................         70             .88          1,108,114.09          .76
Oregon..................         63             .79            795,105.88          .55
Pennsylvania............        479            6.01          7,728,807.91         5.31
Rhode Island............         44             .55            825,416.77          .57
South Carolina..........         74             .93          1,293,277.81          .89
South Dakota............          6             .08             62,594.68          .04
Tennessee...............        122            1.53          1,951,020.87         1.34
Texas...................        317            3.98          5,786,564.21         3.98
Utah....................         24             .30            288,329.81          .20
Vermont.................         30             .38            503,691.69          .35
Virginia................        183            2.29          3,562,733.24         2.45
Washington..............        158            1.98          2,379,186.14         1.64
West Virginia...........         16             .20            183,687.02          .13
Wisconsin...............         36             .45            502,311.11          .35
Wyoming.................         31             .39            411,167.58          .28
                              -----          ------       ---------------       ------
    Total...............      7,974          100.00%      $145,436,817.49       100.00%
                              =====          ======       ===============       ======

             YEARS OF ORIGINATION--INITIAL AND CERTAIN ADDITIONAL
                          HOME IMPROVEMENT CONTRACTS

                                                                  % of
                           Number of                         Sub-Pool HI By
                           Contracts  Aggregate Principal Outstanding Principal
                           as of Cut- Balance Outstanding     Balance as of
Year of Origination         off Date  as of Cut-off Date      Cut-off Date
-------------------        ---------- ------------------- ---------------------
1987......................       1     $     18,909.00              .01%
1988......................       0                 .00              .00
1989......................       0                 .00              .00
1990......................       6          127,971.31              .09
1991......................       0                 .00              .00
1992......................       2           31,701.54              .02
1993......................       0                 .00              .00
1994......................       1           14,890.00              .01
1995......................       0                 .00              .00
1996......................      32          913,380.61              .63
1997......................   7,932      144,329,965.03            99.24
                             -----     ---------------           ------
    Total.................   7,794     $145,436,817.49           100.00%
                             =====     ===============           ======

   DISTRIBUTION OF ORIGINAL CONTRACT AMOUNTS--INITIAL AND CERTAIN ADDITIONAL
                          HOME IMPROVEMENT CONTRACTS

                                                                     % of
                              Number of                         Sub-Pool HI by
                              Contracts  Aggregate Principal Outstanding Principal
Original Home Improvement     as of Cut- Balance Outstanding     Balance as of
Contract Amount (in Dollars)   off Date  as of Cut-off Date      Cut-off Date
----------------------------  ---------- ------------------- ---------------------
Less than $ 10,000...........   1,573     $ 11,269,424.41             7.75%
Between   $ 10,000--$ 19,999.   3,611       53,119,817.04            36.53
Between   $ 20,000--$ 29,999.   1,795       42,847,480.25            29.47
Between   $ 30,000--$ 39,999.     638       21,281,122.47            14.63
Between   $ 40,000--$ 49,999.     241       10,386,468.79             7.14
Between   $ 50,000--$ 59,999.      94        4,857,979.37             3.34
Between   $ 60,000--$ 69,999.      13          821,320.01              .56
Between   $ 70,000--$ 79,999.       3          228,184.16              .16
Between   $ 80,000--$ 89,999.       3          253,862.64              .17
Over      $ 89,999...........       3          371,158.35              .25
                                -----     ---------------           ------
    Total....................   7,974     $145,436,817.49           100.00%
                                =====     ===============           ======

                CONTRACT RATES--INITIAL AND CERTAIN ADDITIONAL
                          HOME IMPROVEMENT CONTRACTS

                                                                    % of
                             Number of                         Sub-Pool HI by
                             Contracts  Aggregate Principal Outstanding Principal
 Range of Home Improvement   as of Cut- Balance Outstanding     Balance as of
 Contracts by Contract Rate   off Date  as of Cut-off Date      Cut-off Date
 --------------------------  ---------- ------------------- ---------------------
From   0.0000%-- 8.00000%...       9      $   262,312.99              .18%
From  8.00001%-- 9.00000%...     152        3,796,359.42             2.61
From  9.00001%--10.00000%...   2,200       52,080,311.76            35.81
From 10.00001%--11.00000%...   2,370       45,926,893.00            31.58
From 11.00001%--12.00000%...   1,119       18,961,259.75            13.04
From 12.00001%--13.00000%...   1,280       17,073,032.77            11.74
From 13.00001%--14.00000%...     616        5,412,070.78             3.72
From 14.00001%--15.00000%...     171        1,496,758.59             1.03
From 15.00001%--16.00000%...      38          302,851.39              .21
From 16.00001%--17.00000%...      18          122,467.04              .08
Over 17.00001%..............       1            2,500.00              .00
                               -----     ---------------           ------
    Total...................   7,974     $145,436,817.49           100.00%
                               =====     ===============           ======

               REMAINING MONTHS TO MATURITY--INITIAL AND CERTAIN
                     ADDITIONAL HOME IMPROVEMENT CONTRACTS


                                                                                          % of
                                        Number of                                     Sub-Pool HI by
       Months Remaining to              Contracts       Aggregate Principal       Outstanding Principal
       Scheduled Maturity              as of Cut-       Balance Outstanding           Balance as of
       As of Cut-off Date               off Date        as of Cut-off Date             Cut-off Date
       -------------------             ----------       -------------------       ---------------------
From   15 to  30.....................        23            $    131,662.38                  .09%
From   31 to  45.....................        58                 361,257.66                  .25
From   46 to  60.....................       462               4,047,859.38                 2.78
From   61 to  75.....................        71                 684,340.71                  .47
From   76 to  90.....................       193               1,974,591.96                 1.36
From   91 to 105.....................       119               1,122,147.80                  .77
From  106 to 120.....................     2,010              27,309,644.76                18.78
From  121 to 135.....................         7                  61,540.41                  .04
From  136 to 150.....................        48                 646,354.80                  .44
From  151 to 165.....................         8                  96,875.85                  .07
From  166 to 180.....................     2,048              37,581,402.46                25.84
From  181 to 195.....................         3                  50,490.57                  .03
From  196 to 210.....................         5                  90,812.00                  .06
From  211 to 225.....................         2                  34,053.94                  .02
From  226 to 240.....................       937              20,127,460.54                13.84
From  241 to 255.....................         0                        .00                  .00
From  256 to 270.....................         0                        .00                  .00
From  271 to 285.....................         0                        .00                  .00
From  286 to 300.....................     1,980              51,116,322.27                35.16
                                          -----            ---------------               ------
    Total............................     7,974            $145,436,817.49               100.00%
                                          =====            ===============               ======

              GEOGRAPHICAL DISTRIBUTION OF MORTGAGED PROPERTIES--
        INITIAL AND CERTAIN ADDITIONAL FIXED-RATE HOME EQUITY CONTRACTS

                                                                                 % OF
                                                                              FIXED-RATE
                                         % OF FIXED-RATE                      HOME EQUITY
                                           HOME EQUITY                       CONTRACTS BY
                                           CONTRACTS     AGGREGATE PRINCIPAL  OUTSTANDING
                            NUMBER OF     BY NUMBER OF         BALANCE         PRINCIPAL
                         CONTRACTS AS OF  CONTRACTS AS    OUTSTANDING AS OF  BALANCE AS OF
                          CUT-OFF DATE   OF CUT-OFF DATE    CUT-OFF DATE     CUT-OFF DATE
                         --------------- --------------- ------------------- -------------
Alabama.................        408            5.11%       $ 19,611,941.06        4.84%
Alaska..................          5             .06             307,844.91         .08
Arizona.................         94            1.18           4,258,692.05        1.05
Arkansas................         35             .44           1,770,507.75         .44
California..............        167            2.09           9,285,546.53        2.29
Colorado................         77             .96           3,780,747.14         .93
Connecticut.............        135            1.69           7,487,841.56        1.85
Delaware................         58             .73           2,879,257.75         .71
District of Columbia....         32             .40           2,214,193.42         .55
Florida.................        584            7.30          27,658,694.83        6.82
Georgia.................        462            5.78          24,072,758.74        5.93
Hawaii..................          2             .03              58,760.42         .01
Idaho...................         17             .21             540,561.11         .13
Illinois................        384            4.81          23,244,708.30        5.74
Indiana.................        195            2.44           9,631,713.19        2.38
Iowa....................        178            2.23           7,487,061.46        1.85
Kansas..................         97            1.21           4,046,304.73        1.00
Kentucky................         64             .80           2,538,485.85         .63
Louisiana...............        173            2.17           7,708,420.88        1.90
Maine...................         23             .29           1,413,625.40         .35
Maryland................        340            4.26          18,456,942.41        4.56
Massachusetts...........        108            1.35           6,090,159.15        1.50
Michigan................        311            3.89          18,434,706.86        4.55
Minnesota...............        125            1.56           5,982,219.94        1.48
Mississippi.............        102            1.28           3,831,995.13         .95
Missouri................        332            4.16          13,706,614.74        3.38
Montana.................          7             .09             292,772.52         .07
Nebraska................         99            1.24           4,068,543.09        1.00
Nevada..................         27             .34           1,820,673.38         .45
New Hampshire...........         16             .20             811,360.22         .20
New Jersey..............        186            2.33           9,715,675.00        2.40
New Mexico..............         20             .25             847,024.10         .21
New York................        328            4.11          18,069,517.94        4.46
North Carolina..........        481            6.02          23,734,912.56        5.85
North Dakota............          9             .11             246,082.78         .06
Ohio....................        645            8.06          30,167,459.24        7.44
Oklahoma................         53             .66           1,909,056.67         .47
Oregon..................         48             .60           3,452,219.15         .85
Pennsylvania............        416            5.21          23,346,969.87        5.76
Rhode Island............         22             .28             954,248.81         .24
South Carolina..........        261            3.27          12,541,203.09        3.10
South Dakota............          7             .09             222,975.79         .06
Tennessee...............        137            1.71           7,821,583.11        1.93
Texas...................         68             .85           2,455,768.59         .61
Utah....................         33             .41           1,528,238.81         .38
Vermont.................          7             .09             405,118.25         .10
Virginia................        400            5.01          23,203,049.74        5.73
Washington..............        104            1.30           5,270,584.13        1.30
West Virginia...........          6             .08             220,187.88         .05
Wisconsin...............         89            1.11           4,887,925.18        1.21
Wyoming.................         12             .15             686,707.20         .17
                              -----          ------        ---------------      ------
    Total...............      7,989          100.00%       $405,180,162.41      100.00%
                              =====          ======        ===============      ======

             YEARS OF ORIGINATION--INITIAL AND CERTAIN ADDITIONAL
                       FIXED-RATE HOME EQUITY CONTRACTS

                                                           % of Fixed-Rate
                        Number of                      Home Equity Contracts by
                        Contracts  Aggregate Principal  Outstanding Principal
                        as of Cut- Balance Outstanding      Balance as of
Year of Origination      off Date  as of Cut-off Date        Cut-off Date
-------------------     ---------- ------------------- ------------------------
1989...................       2      $    266,834.76               .07%
1990...................       1            95,950.80               .02
1991...................       0                  .00               .00
1992...................       0                  .00               .00
1993...................       0                  .00               .00
1994...................       2           150,315.56               .04
1995...................       3           364,293.28               .09
1996...................      47         2,465,135.82               .61
1997...................   7,934       401,837,632.19             99.17
                          -----      ---------------            ------
    Total..............   7,989      $405,180,162.41            100.00%
                          =====      ===============            ======

   DISTRIBUTION OF ORIGINAL CONTRACT AMOUNTS--INITIAL AND CERTAIN ADDITIONAL
                       FIXED RATE HOME EQUITY CONTRACTS

                                                            % of Fixed-Rate
                         Number of                      Home Equity Contracts by
                         Contracts  Aggregate Principal  Outstanding Principal
   Original Contract     as of Cut- Balance Outstanding      Balance as of
  Amount (In Dollars)     off Date  as of Cut-off Date        Cut-off Date
  -------------------    ---------- ------------------- ------------------------
Less than $ 30,000......   2,993      $ 58,396,586.98             14.42%
Between $ 30,000--
 $ 39,999...............   1,117        38,496,167.09              9.50
Between $ 40,000--
 $ 49,999...............     893        39,746,646.15              9.82
Between $ 50,000--
 $ 59,999...............     653        35,700,641.13              8.81
Between $ 60,000--
 $ 69,999...............     544        35,205,815.21              8.69
Between $ 70,000--
 $ 79,999...............     408        30,385,923.99              7.50
Between $ 80,000--
 $ 89,999...............     318        26,764,769.09              6.61
Between $ 90,000--
 $ 99,999...............     224        21,089,062.12              5.20
Between $100,000--
 $109,999...............     187        19,567,932.88              4.83
Between $110,000--
 $119,999...............     151        17,260,959.37              4.26
Between $120,000--
 $129,999...............     118        14,685,567.31              3.62
Between $130,000--
 $139,999...............      80        10,749,874.22              2.65
Between $140,000--
 $149,999...............      70        10,122,742.65              2.50
Between $150,000--
 $159,999...............      43         6,656,078.52              1.64
Between $160,000--
 $169,999...............      39         6,373,447.92              1.57
Between $170,000--
 $179,999...............      33         5,738,840.86              1.42
Between $180,000--
 $189,999...............      18         3,282,584.75               .81
Between $190,000--
 $199,999...............      19         3,704,855.19               .91
Between $200,000--
 $249,999...............      45         9,824,183.74              2.42
Between $250,000--
 $299,999...............      21         5,709,264.56              1.41
Between $300,000--
 $349,999...............       6         1,897,183.23               .47
Between $350,000--
 $399,999...............       5         1,872,911.24               .46
Over    $399,999........       4         1,948,124.21               .48
                           -----      ---------------            ------
    Total...............   7,989      $405,180,162.41            100.00%
                           =====      ===============            ======

                CONTRACT RATES--INITIAL AND CERTAIN ADDITIONAL
                       FIXED-RATE HOME EQUITY CONTRACTS

                                                               % of Fixed-Rate
                            Number of                      Home Equity Contracts by
                            Contracts  Aggregate Principal  Outstanding Principal
   Range of Home Equity     as of Cut- Balance Outstanding      Balance as of
Contracts by Contract Rate   off Date  as of Cut-off Date        Cut-off Date
--------------------------  ---------- ------------------- ------------------------
From  0.00%-- 9.00%.......       36      $  3,716,829.96               .92%
From  9.01%--10.00%.......      262        23,808,714.29              5.88
From 10.01%--11.00%.......    1,149        96,487,576.98             23.80
From 11.01%--12.00%.......    1,379        86,419,951.48             21.33
From 12.01%--13.00%.......    1,986        93,292,781.92             23.02
From 13.01%--14.00%.......    1,750        63,077,435.11             15.57
From 14.01%--15.00%.......      757        23,085,731.78              5.70
From 15.01%--16.00%.......      400         9,598,051.24              2.37
From 16.01%--17.00%.......      173         3,710,790.41               .92
Over 17.01%...............       97         1,982,299.24               .49
                              -----      ---------------            ------
    Total.................    7,989      $405,180,162.41            100.00%
                              =====      ===============            ======

         REMAINING MONTHS TO MATURITY--INITIAL AND CERTAIN ADDITIONAL
                       FIXED-RATE HOME EQUITY CONTRACTS

                                                           % of Fixed-Rate
                        Number of                      Home Equity Contracts by
  Months Remaining to   Contracts  Aggregate Principal  Outstanding Principal
  Scheduled Maturity    as of Cut- Balance Outstanding      Balance as of
  as of Cut-off Date     off Date  as of Cut-off Date        Cut-off Date
  -------------------   ---------- ------------------- ------------------------
Less than 181..........   4,661      $202,017,582.82             49.86%
181-195................       2           103,050.36               .03
196-210................       2           158,863.72               .04
211-225................       4           177,907.78               .04
226-240................   2,185       109,861,189.26             27.11
241-255................       0                  .00               .00
256-270................       3           346,149.14               .09
271-285................       2           166,951.98               .04
286-300................     501        34,430,061.29              8.50
301-315................       0                  .00               .00
316-330................       1            67,541.42               .02
331-345................       3           377,009.02               .09
346-360................     626        57,473,855.62             14.18
                          -----      ---------------            ------
    Total..............   7,989      $405,180,162.41            100.00%
                          =====      ===============            ======

                 LIEN POSITION--INITIAL AND CERTAIN ADDITIONAL
                       FIXED-RATE HOME EQUITY CONTRACTS

                                         % of
                                      Fixed-Rate
                                      Home Equity                           % of Fixed-Rate
                         Number of   Contracts by                       Home Equity Contracts by
                         Contracts     Number of    Aggregate Principal  Outstanding Principal
                         as of Cut- Contracts as of Balance Outstanding      Balance as of
                          off Date   Cut-off Date   as of Cut-off Date        Cut-off Date
                         ---------- --------------- ------------------- ------------------------
First...................   4,103         51.35%       $292,774,418.30             72.26%
Second..................   3,780         47.32         110,412,368.95             27.25
Third...................     106          1.33           1,993,375.16               .49
                           -----        ------        ---------------            ------
    Total...............   7,989        100.00%       $405,180,162.41            100.00%
                           =====        ======        ===============            ======

              LOAN-TO-VALUE RATIO--INITIAL AND CERTAIN ADDITIONAL
                       FIXED-RATE HOME EQUITY CONTRACTS

                                                           % of Fixed-Rate
                        Number of                      Home Equity Contracts by
                        Contracts  Aggregate Principal  Outstanding Principal
                        as of Cut- Balance Outstanding      Balance as of
Loan-to-Value Ratio      off Date  as of Cut-off Date        Cut-off Date
-------------------     ---------- ------------------- ------------------------
From  0.00%-10.00%.....      13      $    276,300.72               .07%
From 10.01%-20.00%.....      66         1,368,853.39               .34
From 20.01%-30.00%.....      77         1,864,609.35               .46
From 30.01%-40.00%.....      84         2,828,714.66               .70
From 40.01%-50.00%.....     113         3,750,951.01               .93
From 50.01%-60.00%.....     160         7,080,310.61              1.75
From 60.01%-70.00%.....     408        17,251,502.14              4.26
From 70.01%-80.00%.....   1,007        54,441,584.55             13.44
From 80.01%-90.00%.....   2,801       149,839,496.91             36.97
Over 90.01%............   3,260       166,477,839.07             41.08
                          -----      ---------------            ------
    Total..............   7,989      $405,180,162.41            100.00%
                          =====      ===============            ======